Companion Life Separate Account B

Financial Statements as of December 31, 2022, and for each of the Periods Presented in the Years Ended December 31, 2022 and 2021, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Companion Life Insurance Company

Omaha, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the Companion Life Separate Account B (the “Account”) as of December 31, 2022; the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts included in the table below; financial highlights for the subaccounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2022, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising Companion Life Separate Account B	Financial Highlights

Federated – Fund for U.S. Government Securities II	For the period January 1, 2021 to June 1, 2021 and for the years ended December 31, 2020, 2019 and 2018.

Fidelity – VIP Mid-Cap 2	For the year ended December 31, 2022, and the period October 28, 2021 to December 31, 2021.

MFS – Research Series	For the period January 1, 2021 to June 7, 2021 and for the years ended December 31, 2020, 2019 and 2018.

Pioneer – Fund VCT	For the period January 1, 2021 to June 7, 2021 and for the years ended December 31, 2020, 2019 and 2018.

DWS – Global Opportunities	For the period January 1, 2022 to April 21, 2022 and for the years ended December 31, 2021, 2020, 2019 and 2018.

T. Rowe Price – Moderate Allocation	For the period January 1, 2021 to June 7, 2021 and for the years ended December 31, 2020, 2019 and 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska
April 12, 2023

We have served as the Account’s auditor since 1997.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Pioneer
	Equity Income VCT		Fund VCT		Mid Cap Value VCT
	2022	2021	2022	2021	2022	2021
Income:
Dividends	$125	$116	$—	$—	$4,273	$2,090
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(383)	(286)	—	78	(1,280)	4,308
Net realized gain distributions	942	—	—	—	82,629	—

Net realized gains (losses)	559	(286)	—	78	81,349	4,308

Change in unrealized appreciation (depreciation) during the year	(1,453)	2,314	—	(27)	(98,345)	49,687

Increase (decrease) in net assets from operations	(769)	2,144	—	51	(12,723)	56,085

Contract transactions:
Payments received from contract owners	360	361	—	451	8,872	9,153
Transfers between subaccounts (including fixed account), net	(832)	(489)	—	(7)	(18,117)	(14,115)
Transfers for contract benefits and terminations	(17)	(17)	—	(358)	(621)	(6,590)
Contract maintenance charges	(960)	(871)	—	(497)	(10,172)	(10,363)

Net increase (decrease) in net assets from contract transactions	(1,449)	(1,016)	—	(411)	(20,038)	(21,915)

Total increase (decrease) in net assets	(2,218)	1,128	—	(360)	(32,761)	34,170
Net assets at beginning of year	9,811	8,683	—	360	228,122	193,952

Net assets at end of year	$7,593	$9,811	$—	$—	$195,361	$228,122

Accumulation units:
Purchases	8	15	—	10	57	89
Withdrawals	(38)	(36)	—	(20)	(354)	(417)

Net increase (decrease) in units outstanding	(30)	(21)	—	(10)	(297)	(328)
Units outstanding at beginning of year	188	209	—	10	3,207	3,535

Units outstanding at end of year	158	188	—	—	2,910	3,207

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Pioneer (continued)		DWS
	Real Estate Shares VCT		Global Opportunities		International
	2022	2021	2022	2021	2022	2021
Income:
Dividends	$605	$342	$—	$—	$167	$152
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(515)	(618)	10	36	(53)	67
Net realized gain distributions	1,880	—	—	—	—	—

Net realized gains (losses)	1,365	(618)	10	36	(53)	67

Change in unrealized appreciation (depreciation) during the year	(13,350)	11,145	(24)	(10)	(920)	336

Increase (decrease) in net assets from operations	(11,380)	10,869	(14)	26	(806)	555

Contract transactions:
Payments received from contract owners	1,065	1,064	1	75	240	315
Transfers between subaccounts (including fixed account), net	721	(908)	—	—	(131)	298
Transfers for contract benefits and terminations	(54)	(54)	(90)	(60)	(11)	(71)
Contract maintenance charges	(942)	(852)	(11)	(130)	(635)	(659)

Net increase (decrease) in net assets from contract transactions	790	(750)	(100)	(115)	(537)	(117)

Total increase (decrease) in net assets	(10,590)	10,119	(114)	(89)	(1,343)	438
Net assets at beginning of year	36,625	26,506	114	203	6,502	6,064

Net assets at end of year	$26,035	$36,625	$—	$114	$5,159	$6,502

Accumulation units:
Purchases	26	14	—	1	42	39
Withdrawals	(14)	(23)	(2)	(3)	(70)	(46)

Net increase (decrease) in units outstanding	12	(9)	(2)	(2)	(28)	(7)
Units outstanding at beginning of year	399	408	2	4	331	338

Units outstanding at end of year	411	399	—	2	303	331

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	DWS (continued)		T. Rowe Price
	Small Cap Index VIP		Equity Income		International Stock
	2022	2021	2022	2021	2022	2021
Income:
Dividends	$1	$1	$3,733	$3,345	$1,610	$1,290
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	—	3,762	5,666	(470)	2,309
Net realized gain distributions	12	5	9,855	15,249	4,861	14,251

Net realized gains (losses)	12	5	13,617	20,915	4,391	16,560

Change in unrealized appreciation (depreciation) during the year	(29)	4	(24,482)	23,505	(39,984)	(15,532)

Increase (decrease) in net assets from operations	(16)	10	(7,132)	47,765	(33,983)	2,318

Contract transactions:
Payments received from contract owners	—	—	8,634	8,766	9,375	9,537
Transfers between subaccounts (including fixed account), net	—	—	(19,727)	(12,662)	20,689	18,438
Transfers for contract benefits and terminations	—	—	(624)	(6,337)	(470)	(5,542)
Contract maintenance charges	(3)	(3)	(9,624)	(9,606)	(9,847)	(9,904)

Net increase (decrease) in net assets from contract transactions	(3)	(3)	(21,341)	(19,839)	19,747	12,529

Total increase (decrease) in net assets	(19)	7	(28,473)	27,926	(14,236)	14,847
Net assets at beginning of year	82	75	218,928	191,002	213,222	198,375

Net assets at end of year	$63	$82	$190,455	$218,928	$198,986	$213,222

Accumulation units:
Purchases	—	—	69	108	1,037	779
Withdrawals	(1)	—	(419)	(441)	(258)	(368)

Net increase (decrease) in units outstanding	(1)	—	(350)	(333)	779	411
Units outstanding at beginning of year	2	2	3,498	3,831	7,178	6,767

Units outstanding at end of year	1	2	3,148	3,498	7,957	7,178

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T. Rowe Price (continued)
	Limited-Term Bond		All-Cap Opportunities		Moderate Allocation
	2022	2021	2022	2021	2022	2021
Income:
Dividends	$160	$116	$—	$—	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(156)	40	—	2	—	6
Net realized gain distributions	13	56	6	29	—	—

Net realized gains (losses)	(143)	96	6	31	—	6

Change in unrealized appreciation (depreciation) during the year	(425)	(206)	(38)	(5)	—	(3)

Increase (decrease) in net assets from operations	(408)	6	(32)	26	—	3

Contract transactions:
Payments received from contract owners	2,670	2,670	—	—	—	75
Transfers between subaccounts (including fixed account), net	(772)	1,219	—	—	—	1
Transfers for contract benefits and terminations	(110)	(110)	—	—	—	(59)
Contract maintenance charges	(2,835)	(2,485)	(5)	(5)	—	(80)

Net increase (decrease) in net assets from contract transactions	(1,047)	1,294	(5)	(5)	—	(63)

Total increase (decrease) in net assets	(1,455)	1,300	(37)	21	—	(60)
Net assets at beginning of year	9,281	7,981	153	132	—	60

Net assets at end of year	$7,826	$9,281	$116	$153	$—	$—

Accumulation units:
Purchases	129	165	—	—	—	1
Withdrawals	(178)	(107)	(1)	—	—	(2)

Net increase (decrease) in units outstanding	(49)	58	(1)	—	—	(1)
Units outstanding at beginning of year	419	361	2	2	—	1

Units outstanding at end of year	370	419	1	2	—	—

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Morgan Stanley
	VIF Emerging Markets Equity		VIF Core Plus Fixed Income
	2022	2021	2022	2021
Income:
Dividends	$210	$456	$4,817	$4,976
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(116)	1,211	(1,298)	58
Net realized gain distributions	5,082	—	2,151	8,248

Net realized gains (losses)	4,966	1,211	853	8,306

Change in unrealized appreciation (depreciation) during the year	(19,669)	8	(24,854)	(13,504)

Increase (decrease) in net assets from operations	(14,493)	1,675	(19,184)	(222)

Contract transactions:
Payments received from contract owners	2,358	2,438	8,840	7,592
Transfers between subaccounts (including fixed account), net	9,135	4,050	4,007	20,949
Transfers for contract benefits and terminations	(118)	(1,468)	(424)	(376)
Contract maintenance charges	(2,547)	(2,834)	(9,499)	(8,626)

Net increase (decrease) in net assets from contract transactions	8,828	2,186	2,924	19,539

Total increase (decrease) in net assets	(5,665)	3,861	(16,260)	19,317
Net assets at beginning of year	56,853	52,992	133,664	114,347

Net assets at end of year	$51,188	$56,853	$117,404	$133,664

Accumulation units:
Purchases	325	161	398	880
Withdrawals	(48)	(106)	(282)	(207)

Net increase (decrease) in units outstanding	277	55	116	673
Units outstanding at beginning of year	1,374	1,319	4,568	3,895

Units outstanding at end of year	1,651	1,374	4,684	4,568

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

1.	NATURE OF OPERATIONS

Companion Life Separate Account B (the “Separate Account”) was established by Companion Life Insurance Company (“Companion”) on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which are part of Companion’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2022 or 2021 are:

Alger

Alger American Fund

Alger American Large Cap Growth Portfolio Class O (“American Growth”)

Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Market Fund II Portfolio (“Government Money Fund II”)

Federated Hermes Fund for U.S. Government Securities II Portfolio (“Fund for U.S. Government Securities II”)

Fidelity

Fidelity Variable Insurance Products Fund

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity VIP III Mid-Cap - Service Class 2 (“VIP Mid-Cap 2”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS VIT II High Yield - Initial Class (“High Yield Series”)

MFS Research Series Portfolio Initial Class (“Research Series”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

Pioneer Real Estate Shares VCT Portfolio Class I (“Real Estate Shares VCT”)

DWS

DWS Variable Series I

DWS Global Opportunities VIP Class B (“Global Opportunities”)

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

Effective April 30, 2021, “T. Rowe Price New American Growth Portfolio” was renamed “T. Rowe Price All-Cap Opportunities Portfolio”

These subaccounts are available but are not shown on the statements due to not having any activity in 2022 and 2021:

MFS VIT II Income Initial Class (“Income Series II”)

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

DWS Growth and Income VIP Class B (“Growth and Income”)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and Companion Life Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of Companion, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate a daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Subsequent Events - Subsequent events have been evaluated through April 12, 2023, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce, and is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal, or if the contract’s current specified amount of insurance coverage is decreased, Companion may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class, and duration the contract has been inforce.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer fee is deducted from the amount transferred on the date of the transfer.

Administrative Charges - Companion deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels. Companion also deducts an administrative charge on each monthly deduction date of $7. This charge is assessed through the redemption of units.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2022, were as follows:

	Purchases	Sales
Alger
American Growth	$767	$805
American Small Capitalization	2,399	1,126
Federated
Government Money Fund II	—	1
Fidelity
VIP Contrafund	—	5,012
VIP Equity Income	—	2
VIP Index 500	9,288	10,485
VIP Mid-Cap 2	2,286	1,316
MFS
Core Equity Portfolio	9,286	7,390
Emerging Growth Series	2,286	1,493
High Yield Series	316	1,389
Pioneer
Equity Income VCT	368	1,817
Mid Cap Value VCT	3,730	23,768
Real Estate Shares VCT	1,784	994
DWS
Global Opportunities	—	100
International	709	1,246
Small Cap Index VIP	—	3
T. Rowe Price
Equity Income	4,112	25,453
International Stock	26,242	6,495
Limited-Term Bond	2,750	3,797
All-Cap Opportunities	—	5
Morgan Stanley
VIF Emerging Markets Equity	10,382	1,554
VIF Core Plus Fixed Income	10,309	7,385

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

Companion has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”) to perform administrative functions on behalf of Companion with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

Companion has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain Companion rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge Companion from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
				Investment	Expense
	Units	Unit Value	Net Assets	Income Ratio*	Ratio**	Total Return***
Alger
American Growth - 2022	500	$57.58	$28,810	0.00%	0.00%	-38.66%
American Growth - 2021	501	93.87	47,019	0.00%	0.00%	11.84%
American Growth - 2020	500	83.93	41,938	0.18%	0.00%	67.03%
American Growth - 2019	496	50.25	24,940	0.00%	0.00%	27.44%
American Growth - 2018	490	39.43	19,308	0.00%	0.00%	2.20%
American Small Capitalization - 2022	109	42.02	4,578	0.00%	0.00%	-38.01%
American Small Capitalization - 2021	85	67.79	5,751	0.00%	0.00%	-6.06%
American Small Capitalization - 2020	91	72.16	6,578	0.89%	0.00%	67.15%
American Small Capitalization - 2019	133	43.17	5,738	0.00%	0.00%	29.33%
American Small Capitalization - 2018	144	33.38	4,809	0.00%	0.00%	1.43%
Federated
Government Money Fund II - 2022	19	1.53	30	0.00%	0.00%	0.66%
Government Money Fund II - 2021	20	1.52	31	0.00%	0.00%	0.00%
Government Money Fund II - 2020	83	1.52	126	0.00%	0.00%	0.66%
Government Money Fund II - 2019	30	1.51	45	0.00%	0.00%	1.34%
Government Money Fund II - 2018	53	1.49	79	0.59%	0.00%	1.36%
Fund for U.S. Government Securities II - 2022	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2021 - January 1, 2021 to June 1, 2021	—	25.49	—	18.18%	0.00%	-1.66%
Fund for U.S. Government Securities II - 2020	1	25.92	22	6.25%	0.00%	5.19%
Fund for U.S. Government Securities II - 2019	1	24.64	10	7.69%	0.00%	5.93%
Fund for U.S. Government Securities II - 2018	1	23.26	16	3.42%	0.00%	0.43%
Fidelity
VIP Contrafund - 2022	554	87.44	48,401	0.45%	0.00%	-26.31%
VIP Contrafund - 2021	606	118.66	71,938	0.06%	0.00%	27.83%
VIP Contrafund - 2020	647	92.83	60,068	0.24%	0.00%	30.56%
VIP Contrafund - 2019	699	71.10	49,677	0.47%	0.00%	31.59%
VIP Contrafund - 2018	758	54.03	40,923	0.71%	0.00%	-6.38%
VIP Equity Income - 2022	1	54.04	60	1.59%	0.00%	-4.96%
VIP Equity Income - 2021	1	56.86	66	1.65%	0.00%	24.88%
VIP Equity Income - 2020	1	45.53	55	1.83%	0.00%	6.70%
VIP Equity Income - 2019	1	42.67	54	1.02%	0.00%	27.45%
VIP Equity Income - 2018	4	33.48	142	1.40%	0.00%	-8.30%
VIP Index 500 - 2022	2,983	64.60	192,735	1.41%	0.00%	-18.22%
VIP Index 500 - 2021	2,998	78.99	236,806	1.27%	0.00%	28.59%
VIP Index 500 - 2020	3,212	61.43	197,339	1.59%	0.00%	18.23%
VIP Index 500 - 2019	3,688	51.96	191,623	2.01%	0.00%	31.38%
VIP Index 500 - 2018	3,866	39.55	152,939	1.96%	0.00%	-4.49%
VIP Mid-Cap 2 - 2022	45	75.48	3,375	0.32%	0.00%	-14.96%
VIP Mid-Cap 2 - 2021 - October 28, 2021 to December 31, 2021	32	88.76	2,863	0.70%	0.00%	1.54%
VIP Mid-Cap 2 - 2020	—	—	—	—	—	—
VIP Mid-Cap 2 - 2019	—	—	—	—	—	—
VIP Mid-Cap 2 - 2018	—	—	—	—	—	—
MFS
Core Equity Portfolio 2022	2,700	68.73	185,573	0.31%	0.00%	-17.27%
Core Equity Portfolio 2021	2,673	83.08	222,078	0.45%	0.00%	25.31%
Core Equity Portfolio 2020	2,855	66.30	189,278	0.70%	0.00%	18.71%
Core Equity Portfolio 2019	3,392	55.85	189,455	0.82%	0.00%	33.20%
Core Equity Portfolio 2018	3,598	41.93	150,871	0.73%	0.00%	-3.83%
Emerging Growth Series - 2022	33	72.28	2,398	0.00%	0.00%	-31.64%
Emerging Growth Series - 2021	23	105.73	2,479	0.00%	0.00%	23.53%
Emerging Growth Series - 2020	1	85.59	119	0.00%	0.00%	31.86%
Emerging Growth Series - 2019	1	64.91	23	0.00%	0.00%	38.14%
Emerging Growth Series - 2018	3	46.99	153	0.00%	0.00%	2.67%

	At December 31			For the years ended December 31****
				Investment	Expense
	Units	Unit Value	Net Assets	Income Ratio*	Ratio**	Total Return***
MFS (cont’d)
High Yield Series - 2022	241	$31.48	$7,602	5.22%	0.00%	-10.52%
High Yield Series - 2021	275	35.18	9,683	5.12%	0.00%	3.47%
High Yield Series - 2020	254	34.00	8,638	5.29%	0.00%	5.10%
High Yield Series - 2019	262	32.35	8,485	5.61%	0.00%	14.80%
High Yield Series - 2018	273	28.18	7,705	5.78%	0.00%	-3.09%
Research Series - 2022	—	—	—	0.00%	0.00%	0.00%
Research Series - 2021 - January 1, 2021 to June 7, 2021	—	63.43	—	0.00%	0.00%	12.68%
Research Series - 2020	2	56.29	120	1.40%	0.00%	16.59%
Research Series - 2019	1	48.28	23	2.50%	0.00%	32.97%
Research Series - 2018	2	36.31	57	0.03%	0.00%	-4.37%
Pioneer
Equity Income VCT - 2022	158	48.03	7,593	1.44%	0.00%	-7.94%
Equity Income VCT - 2021	188	52.17	9,811	1.25%	0.00%	25.32%
Equity Income VCT - 2020	209	41.63	8,683	2.21%	0.00%	-0.26%
Equity Income VCT - 2019	207	41.74	8,639	2.51%	0.00%	25.23%
Equity Income VCT - 2018	216	33.33	7,195	2.22%	0.00%	-8.76%
Fund VCT - 2022	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2021 - January 1, 2021 to June 7, 2021	—	43.61	—	0.00%	0.00%	15.52%
Fund VCT - 2020	10	37.75	360	0.93%	0.00%	23.93%
Fund VCT - 2019	2	30.46	68	0.83%	0.00%	31.07%
Fund VCT - 2018	7	23.24	172	0.51%	0.00%	-1.73%
Mid Cap Value VCT - 2022	2,910	67.13	195,361	2.02%	0.00%	-5.64%
Mid Cap Value VCT - 2021	3,207	71.14	228,122	0.99%	0.00%	29.68%
Mid Cap Value VCT - 2020	3,535	54.86	193,952	1.11%	0.00%	2.12%
Mid Cap Value VCT - 2019	3,510	53.72	188,524	1.38%	0.00%	28.46%
Mid Cap Value VCT - 2018	3,511	41.82	146,823	0.75%	0.00%	-19.34%
Real Estate Shares VCT - 2022	411	63.41	26,035	1.93%	0.00%	-30.84%
Real Estate Shares VCT - 2021	399	91.68	36,625	1.08%	0.00%	41.05%
Real Estate Shares VCT - 2020	408	65.00	26,506	1.57%	0.00%	-7.34%
Real Estate Shares VCT - 2019	393	70.15	27,535	2.37%	0.00%	28.15%
Real Estate Shares VCT - 2018	402	54.74	21,981	2.80%	0.00%	-7.24%
DWS
Global Opportunities - 2022 - January 1, 2022 - April 21, 2022	—	56.08	—	0.00%	0.00%	-10.96%
Global Opportunities - 2021	2	62.98	114	0.00%	0.00%	14.66%
Global Opportunities - 2020	4	54.93	203	0.52%	0.00%	16.92%
Global Opportunities - 2019	4	46.98	178	0.00%	0.00%	21.08%
Global Opportunities - 2018	5	38.80	206	0.00%	0.00%	-20.74%
International - 2022	303	17.04	5,159	2.86%	0.00%	-13.15%
International - 2021	331	19.62	6,502	2.42%	0.00%	9.24%
International - 2020	338	17.96	6,064	2.95%	0.00%	2.57%
International - 2019	330	17.51	5,782	2.98%	0.00%	21.77%
International - 2018	349	14.38	5,024	1.06%	0.00%	-14.35%
Small Cap Index VIP - 2022	1	42.59	63	1.38%	0.00%	-20.64%
Small Cap Index VIP - 2021	2	53.67	82	1.27%	0.00%	14.51%
Small Cap Index VIP - 2020	2	46.87	75	1.43%	0.00%	19.44%
Small Cap Index VIP - 2019	2	39.24	65	0.97%	0.00%	25.21%
Small Cap Index VIP - 2018	4	31.34	141	0.69%	0.00%	-11.22%

	At December 31			For the years ended December 31****
				Investment
				Income	Expense
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Total Return***
T. Rowe Price
Equity Income - 2022	3,148	$60.50	$190,455	1.82%	0.00%	-3.34%
Equity Income - 2021	3,498	62.59	218,928	1.63%	0.00%	25.53%
Equity Income - 2020	3,831	49.86	191,002	2.10%	0.00%	1.20%
Equity Income - 2019	3,803	49.27	187,405	2.37%	0.00%	26.40%
Equity Income - 2018	3,818	38.98	148,826	2.17%	0.00%	-9.50%
International Stock - 2022	7,957	25.01	198,986	0.78%	0.00%	-15.79%
International Stock - 2021	7,178	29.70	213,222	0.63%	0.00%	1.30%
International Stock - 2020	6,767	29.32	198,375	0.51%	0.00%	14.44%
International Stock - 2019	7,708	25.62	197,431	2.49%	0.00%	27.78%
International Stock - 2018	7,801	20.05	156,394	1.48%	0.00%	-14.21%
Limited-Term Bond - 2022	370	21.15	7,826	1.87%	0.00%	-4.51%
Limited-Term Bond - 2021	419	22.15	9,281	1.34%	0.00%	0.14%
Limited-Term Bond - 2020	361	22.12	7,981	1.88%	0.00%	4.69%
Limited-Term Bond - 2019	337	21.13	7,119	2.37%	0.00%	4.35%
Limited-Term Bond - 2018	291	20.25	5,896	2.04%	0.00%	1.20%
All-Cap Opportunities - 2022	1	80.51	116	0.00%	0.00%	-21.51%
All-Cap Opportunities - 2021	2	102.58	153	0.00%	0.00%	20.80%
All-Cap Opportunities - 2020	2	84.92	132	0.00%	0.00%	44.37%
All-Cap Opportunities - 2019	2	58.82	95	0.00%	0.00%	34.94%
All-Cap Opportunities - 2018	2	43.59	73	0.00%	0.00%	1.16%
Moderate Allocation - 2022	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2021 - January 1, 2021 to June 7, 2021	—	58.22	—	0.00%	0.00%	7.30%
Moderate Allocation - 2020	1	54.26	60	2.82%	0.00%	14.52%
Moderate Allocation - 2019	1	47.38	11	5.00%	0.00%	19.83%
Moderate Allocation - 2018	1	39.54	29	1.23%	0.00%	-5.09%
Morgan Stanley
VIF Emerging Markets Equity - 2022	1,651	31.01	51,188	0.39%	0.00%	-25.08%
VIF Emerging Markets Equity - 2021	1,374	41.39	56,853	0.83%	0.00%	2.99%
VIF Emerging Markets Equity - 2020	1,319	40.19	52,992	1.31%	0.00%	14.44%
VIF Emerging Markets Equity - 2019	1,481	35.12	52,018	1.05%	0.00%	19.62%
VIF Emerging Markets Equity - 2018	1,451	29.36	42,619	0.45%	0.00%	-17.48%
VIF Core Plus Fixed Income - 2022	4,684	25.07	117,404	3.84%	0.00%	-14.32%
VIF Core Plus Fixed Income - 2021	4,568	29.26	133,664	4.01%	0.00%	-0.34%
VIF Core Plus Fixed Income - 2020	3,895	29.36	114,347	2.72%	0.00%	7.82%
VIF Core Plus Fixed Income - 2019	3,954	27.23	107,669	4.09%	0.00%	10.87%
VIF Core Plus Fixed Income - 2018	3,972	24.56	97,548	2.56%	0.00%	-0.65%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made direc to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.

Companion Life

Insurance Company

(A Wholly Owned Subsidiary of

United of Omaha Life Insurance Company)

Statutory Financial Statements as of December 31, 2022

and 2021, and for the Years Ended December 31, 2022,

2021, and 2020, Supplemental Schedules as of

and for the Year Ended December 31, 2022, and

Independent Auditor’s Report

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

TABLE OF CONTENTS

Page

INDEPENDENT AUDITOR’S REPORT	1 - 3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020:

Statements of Admitted Assets, Liabilities, and Surplus	4

Statements of Operations	5

Statements of Changes in Surplus	6

Statements of Cash Flows	7 - 8

Notes to Statutory Financial Statements	9 - 41

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED
DECEMBER 31, 2022:

Independent Auditor’s Report on Supplemental Schedules	43

Supplemental Schedule of Selected Financial Data	44 - 48

Supplemental Summary Investment Schedule	49

Supplemental Investment Risks Interrogatories	50 - 55

Deloitte & Touche LLP 1100 Capitol Ave., Suite 300 Omaha, NE 68102-1113 USA Tel: 1-402-346-7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Companion Life Insurance Company

Hauppauge, New York

Opinions

We have audited the statutory financial statements of Companion Life Insurance Company (the “Company”) (a wholly owned subsidiary of United of Omaha Life Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

April 12, 2023

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2022 AND 2021

	2022	2021
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$1,039,172,750	$987,172,032
Redeemable Preferred stocks	1,423,700	1,423,700
Common stocks—unaffiliated	—	288,399
Mortgage loans	42,313,335	51,810,861
Contract loans	34,448,932	34,416,834
Cash	12,950,803	14,548,052
Other invested assets	9,175,148	5,562,729
Receivable for securities	102,925	69,218

Total cash and invested assets	1,139,587,593	1,095,291,825
INVESTMENT INCOME DUE AND ACCRUED	9,862,936	8,654,620
PREMIUMS DEFERRED AND UNCOLLECTED	9,407,383	9,530,011
NET DEFERRED TAX ASSETS	4,889,701	4,885,371
RECEIVABLES FROM PARENT AND AFFILIATES	2,173,668	5,477,036
FEDERAL INCOME TAXES RECEIVABLE	—	1,151,191
REINSURANCE RECOVERABLE	8,328,951	5,263,572
OTHER ASSETS	2,387,444	2,347,941
SEPARATE ACCOUNT ASSETS	47,893,466	60,491,918

TOTAL ADMITTED ASSETS	$1,224,531,142	$1,193,093,485

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contract and annuity reserves	$998,628,521	$956,167,296
Deposit—type contracts	9,623,596	10,497,776

Total policy reserves	1,008,252,117	966,665,072
Policy and contract claims	1,570,580	2,528,834
Premiums received in advance	343,493	392,973
Interest maintenance reserve	518,424	4,864,929
Asset valuation reserve	7,552,664	6,458,007
General expenses and taxes due or accrued	129,537	607,501
Funds held under reinsurance treaties	67,712,104	65,547,635
Payable to parent and affiliates	2,558,780	2,900,188
Commissions to agents due or accrued	1,424,988	1,324,157
Drafts outstanding	1,070,777	1,026,132
Other liabilities	5,230,495	4,380,949
Separate account liabilities	47,893,466	60,491,918

Total liabilities	1,144,257,425	1,117,188,295

SURPLUS:
Capital stock, $400 par value, 5,000 shares authorized, issued, and outstanding	2,000,000	2,000,000
Gross paid—in and contributed surplus	111,650,000	111,650,000
Special surplus and contingency reserves	5,838,136	5,381,674
Unassigned deficit	(39,214,419)	(43,126,484)

Total surplus	80,273,717	75,905,190

TOTAL LIABILITIES AND SURPLUS	$1,224,531,142	$1,193,093,485

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
INCOME:
Net premiums and annuity considerations	$108,754,669	$93,065,560	$90,820,199
Net investment income and amortization of IMR	43,082,428	44,791,189	44,121,922
Commissions and expense allowances on reinsurance ceded	5,613,137	5,330,544	5,337,644
Other income	480,397	661,585	650,559

Total income	157,930,631	143,848,878	140,930,324

BENEFITS AND EXPENSES:
Policyholder benefits	75,756,685	70,246,716	73,604,452
Net change in reserves	44,012,535	16,053,238	40,746,128
Commissions	8,450,688	8,156,084	6,401,487
Operating expenses	23,245,349	24,466,403	22,966,791

Total benefits and expenses	151,465,257	118,922,441	143,718,858

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS)	6,465,374	24,926,437	(2,788,534)
FEDERAL INCOME TAX (BENEFIT)	2,812,083	560,729	1,864,479

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	3,653,291	24,365,708	(4,653,013)
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax (benefit) of ($1,052,549), $1,041,236, and $842,119, and transfers to (from) the IMR of ($4,255,601), $2,370,895, and $2,326,837, respectively	(170,118)	(413,103)	(203,818)

NET INCOME (LOSS)	$3,483,173	$23,952,605	$(4,856,831)

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
CAPITAL STOCK	$2,000,000	$2,000,000	$2,000,000

GROSS PAID—IN AND CONTRIBUTED SURPLUS
Balance—beginning of year	111,650,000	111,650,000	101,650,000
Capital contribution	—	—	10,000,000

Balance—end of year	111,650,000	111,650,000	111,650,000

SPECIAL SURPLUS AND CONTINGENCY RESERVE:
Balance—beginning of year	5,381,674	4,934,298	4,510,630
Increase in group contingency life reserve	456,462	447,376	423,668

Balance—end of year	5,838,136	5,381,674	4,934,298

UNASSIGNED SURPLUS (DEFICIT):
Balance—beginning of year	(43,126,484)	(68,346,318)	(61,579,028)
Net income (loss)	3,483,173	23,952,605	(4,856,831)
Change in:
Net unrealized capital gain (loss)—net of income tax (benefit) of $102,756, $11,706, and ($60,168), respectively	386,557	44,035	(226,346)
Net deferred income tax	1,316,243	(4,469,521)	2,842,538
Nonadmitted assets	(1,274,419)	4,231,671	(3,598,663)
Liability for reinsurance in unauthorized companies	3,317	17,363	29,803
Reserve on account of change in valuation basis	1,537,745	1,659,396	(529)
Asset valuation reserve	(1,094,657)	231,661	(459,168)
Contingency reserves	(456,462)	(447,376)	(423,668)
Other	10,568	—	(74,426)
Balance—end of year	(39,214,419)	(43,126,484)	(68,346,318)

TOTAL SURPLUS	$80,273,717	$75,905,190	$50,237,980

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$147,639,803	$129,531,462	$126,116,344
Net investment income	42,764,386	44,431,702	45,173,521
Miscellaneous income (loss)	(138,255)	575,384	2,118,610
Policyholder benefits	(112,768,162)	(93,919,573)	(115,044,182)
Net transfers from (to) separate accounts	9,751	7,077	4,634
Commissions and operating expenses	(29,703,531)	(28,220,856)	(26,358,920)
Federal income taxes recovered (paid) from parent	(466,546)	(3,502,547)	(2,077,161)

Net cash from (used for) operations	47,337,446	48,902,649	29,932,846

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	101,250,741	85,832,655	53,316,950
Stocks	638,586	—	2,276,300
Mortgage loans	9,495,374	10,138,119	7,218,290
Miscellaneous proceeds	—	—	299,238
Cost of investments acquired:
Bonds	(159,569,815)	(131,502,212)	(92,423,873)
Mortgage loans	—	(2,997)	—
Other invested assets	(3,630,297)	(4,496,255)	(1,083,820)
Miscellaneous applications	(33,709)	(30,038)	—
Net decrease (increase) in contract loans	(38,939)	1,131,914	519,163

Net cash from (used for) investments	(51,888,059)	(38,928,814)	(29,877,752)

CASH FROM (USED FOR) FINANCING
Net increase (decrease) in deposit—type contracts	(874,180)	(1,750,215)	(294,997)
Capital and paid—in surplus	—	10,000,000	—
Other cash provided (applied)	3,827,544	(1,623,039)	(422,544)

Net cash from (used for) financing	2,953,364	6,626,746	(717,541)

NET CHANGE IN CASH	(1,597,249)	16,600,581	(662,447)
CASH:
Beginning of year	14,548,052	(2,052,529)	(1,390,082)

End of year	$12,950,803	$14,548,052	$(2,052,529)

			(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
NON—CASH TRANSACTIONS:
Ceded premium settled through funds withheld	$39,298,049	$38,074,065	$36,090,020
Ceded benefits settled through funds withheld	$33,108,290	$31,940,707	$32,034,219
Ceded commissions settled through funds withheld	$6,132,941	$5,081,031	$5,091,130
Interest on funds withheld settled through funds withheld	$2,098,230	$2,109,890	$2,153,373
Bond conversions disposed to bond conversions acquired	$1,325,379	$11,567,598	$23,605,951
Mortgage loan conversions disposed to mortgage loan conversions acquired	$—	$1,066,631	$—
Paid—in surplus through receivable from parent	$—	$—	$10,000,000

See notes to statutory financial statements.			(Concluded	)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Within this report, the following abbreviations are used for company and affiliate names, if applicable.

Legal Name	Abbreviation	Legal Name	Abbreviation

Companion Life Insurance Company	(“the Company”)	Mutual of Omaha Holdings, Inc.	(“Mutual of Omaha Holdings”)
Mutual of Omaha Insurance Company	(“Mutual of Omaha”)	Mutual of Omaha Structured Settlement Company	(“Mutual Structured Settlement”)
Omaha Insurance Company	(“Omaha Insurance”)	Cloverlay Sports Assets SPV L.P.	(“Cloverlay”)
Mutual of Omaha Medicare Advantage Company	(“Omaha Medicare Advantage”)	Fulcrum Growth Partners III, L.L.C.	(“Fulcrum”)
Omaha Health Insurance Company	(“Omaha Health”)	Boston Financial Opportunity Zone Fund I LP	(“Boston Fund”)
Omaha Supplemental Insurance Company	(“Omaha Supplemental”)	East Campus Realty, LLC	(“East Campus”)
United of Omaha Life Insurance Company	(“United of Omaha”)	Turner Park North, LLC	(“Turner Park”)
Companion Life Insurance Company	(“Companion”)	MGG Rated Debt Feeder Fund LP	(“MGG Fund”)
Omaha Reinsurance Company	(“Omaha Re”)	MHEG OZ Fund 1, LP	(“MHEG Fund”)
Medicare Advantage Insurance Company of Omaha	(“Medicare Advantage Company”)	Mutual of Omaha Opportunities Fund, L.P.	(“MOOF Fund”)
United World Life Insurance Company	(“United World”)	UM Holdings, LLC	(“UM Holdings”)
Omaha Financial Holdings, Inc.	(“OFHI”)	Mutual DMLT Holdings, LLC	(“Mutual DMLT Trust”)
Mutual of Omaha Mortgage, Inc.	(“Mutual of Omaha Mortgage”)	United DMLT Holdings, LLC	(“United DMLT Trust”)
Discovery Mortgage Loan Trust	(“DMLT Trust”)	Mutual of Omaha Investor Services, Inc.	(“Mutual of Omaha Investor
Endeavor Mortgage Loan Trust (M)	(“EMLT-M”)	Endeavor Mortgage Loan Trust (U)	(“EMLT-U”)
Mutual Community Development Company*	(“MCDC”)	Review Counsel LLC	(“Review Counsel”)
Legacy Benefits Origination Trust	(“Legacy Trust”)

* Nebraska Secretary of State approved dissolution of MCDC effective January 5, 2022

Nature of Operations—The Company is a life, accident and health insurance company, domiciled in the State of New York, and is a wholly owned subsidiary of United of Omaha. United of Omaha is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha, a mutual life, accident and health insurance company, domiciled in the State of Nebraska.

The Company has insurance licenses to operate in three states in the United States (“U.S.”), which include New York, New Jersey, and Connecticut. Principal products and services provided include individual and group life insurance, annuities, and retirement plans. The Company also has an in force block of individual life insurance and annuities originally sold by agency and brokerage distributions. The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The state of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Superintendent of the NYDFS has the right to permit other specific practices that may deviate from NAIC SAP. The Company utilizes the following permitted practice approved by the NYDFS and prescribed practices required by the NYDFS.

The NYDFS has granted the Company a permitted practice to calculate the reserves for universal life policies resulting from the exercise of term conversion options issued in 2020 and thereafter on a pre New York Regulation 213 basis. This permitted practice did not have more than clearly inconsequential impact on the difference between New York basis and NAIC SAP.

The NYDFS adopted Statement of Statutory Accounting Principles (“SSAP”) No. 61R, Life, Deposit-type and Accident and Health Reinsurance, with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of: 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the insurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement.

The Company increased policy reserves in compliance with the NYDFS cash flow testing methodology requirements and prescribed conditions for universal life insurance policies with secondary guarantees as required per NYDFS Regulation 147 and Special Considerations Letter, which may require greater policy reserves than under NAIC SAP guidelines per SSAP No. 51R, Life Contracts.

The following is a reconciliation of the Company’s net income (loss) and capital and surplus between the practices prescribed or permitted by the state of New York and NAIC SAP as of and for the period ended December 31:

	SSAP No.	2022	2021	2020
Net income (loss), New York basis		$3,483,173	$23,952,605	$(4,856,831)
NYDFS Regulation 147 and Special Considerations Letter	51R	(5,000,000)	(27,700,000)	3,100,000
New York Circular Letter 11	61R	196,002	(29,875)	1,364,657

Net income (loss), NAIC SAP		$(1,320,825)	$(3,777,270)	$(392,174)

Total surplus, New York basis		$80,273,717	$75,905,190	$50,237,980
NYDFS Regulation 147 and Special Considerations Letter	51R	10,500,000	15,500,000	30,600,000
New York Circular Letter 11	61R	4,664,743	4,468,741	4,498,616

Total surplus, NAIC SAP		$95,438,460	$95,873,931	$85,336,596

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI exists for GAAP if a security’s fair value is less than amortized cost and if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost of the security.

c.

Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks are generally stated at fair value and certain investments in preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments.

d.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

e.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

f.

NAIC SAP policy reserves for life insurance contracts and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net income (loss) from operations. GAAP policy reserves are based on the Company’s estimates of mortality, lapse, and interest assumptions.

g.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.

h.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

i.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

j.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves under NAIC SAP, while under GAAP, they are reported as an asset.

k.	Comprehensive income and its components are not presented on the statutory financial statements.

l.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

m.

Gains on economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to third party under NAIC SAP. While under GAAP, the transaction and any related gain is eliminated in consolidation.

Reclassifications—Certain amounts in the prior period statutory financial statements have been reclassified to conform to the presentation of the current period statutory financial statements. These reclassifications had no effect on the previously reported financial results.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, reserves for policy and contract claims, income tax expense and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Actual mortality, lapse, interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Reserves for policy and contract claims are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

Premiums and discounts on loan-backed bonds and structured securities are amortized using the prospective or retrospective method based on anticipated prepayments from the date of purchase.

Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. The Company does not have any investment in perpetual preferred stocks.

Common stocks of unaffiliated companies are generally stated at fair value.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans individually identified as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement.

Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are on non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Other invested assets consist of surplus notes which are stated at amortized cost.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend rate. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to net investment income and amortization of IMR on the statutory statements of operations. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contract and annuity reserves and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves are valued using the Commissioners’ Reserve Valuation Method (“CRVM”), a net level premium method (“NLPM”), or other modified reserve methods, with prescribed mortality and interest rates. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with prescribed interest rates. Group annuity reserves are valued using a net single premium method, with prescribed interest rates.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a NLPM. The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts, as prescribed.

Claim Reserves—Policy and contract claim reserves include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed, and adjustments and changes are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Reinsurance—In the normal course of business, the Company cedes insurance business to its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectability and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the collectability of amounts recoverable from reinsurers is confirmed. Amounts that are overdue are nonadmitted as required. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in current federal income tax payable on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, redeemable preferred stocks, common stocks-unaffiliated, and mortgage loans. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR. The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an asset and nonadmitted.

Net Premiums and Annuity Considerations and Related Commissions—Net life premiums are recognized as income over the premium-paying period of the policies. Net health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life insurers and how the Company manages those risks:

Mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumption, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates this risk through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year-end but which were due after year-end. The total amount of advanced premiums is reported as a liability on the statutory financial statements and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Accounting Pronouncement—In September of 2022, the NAIC issued interpretation 2022-02 that permits entities not to assess valuation allowances and deferred tax asset impacts related to the new corporate alternative minimum tax in the Inflation Reduction Act, which was signed into law in August of 2022, for the third quarter of 2022 through the first quarter of 2023. The Company has determined that it will not be subject to the new corporate alternative tax for 2023.

2.	INVESTMENTS

Bonds—The carrying value and fair value of investments in bonds, including loan-backed securities, by type, as of December 31, were as follows:

2022	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
Industrial and miscellaneous	$852,268,036	$1,541,972	$131,837,803	$721,972,205
Political subdivision	15,262,423	7,821	2,773,234	12,497,010
Hybrid securities	2,498,527	—	743,894	1,754,633
Special revenue/assessment obligations	143,080,222	87,526	28,973,858	114,193,890
U.S. government	26,063,542	11,148	2,433,989	23,640,701

Total	$1,039,172,750	$1,648,467	$166,762,778	$874,058,439

2021	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
Industrial and miscellaneous	$806,215,566	$83,665,607	$3,115,947	$886,765,226
Political subdivision	7,750,000	31,800	13,530	7,768,270
Hybrid securities	998,466	23,677	—	1,022,143
Special revenue/assessment obligations	125,486,337	8,177,624	182,781	133,481,180
U.S. government	46,721,663	2,358,222	85,070	48,994,815

Total	$987,172,032	$94,256,930	$3,397,328	$1,078,031,634

There were no bonds with an NAIC designation of 6 as of December 31, 2022 and 2021.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 99% of the carrying value of the Company’s total bond portfolio as of December 31, 2022 and 2021.

The carrying value and fair value of investment in bonds as of December 31, 2022, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Fair Value
Due in one year or less	$14,600,723	$14,497,536
Due after one year through five years	98,143,095	93,765,186
Due after five years through ten years	120,348,061	109,572,703
Due after ten years	671,380,950	536,143,039

	904,472,829	753,978,464
MBS and other ABS	134,699,921	120,079,975

Total	$1,039,172,750	$874,058,439

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
Industries and miscellaneous	$643,970,406	$110,048,919	$49,695,669	$21,788,884	$693,666,075	$131,837,803
Special revenue/assessment obligations	104,665,368	24,399,592	8,143,100	4,574,266	112,808,468	28,973,858
U.S. government	20,813,077	1,358,142	2,500,271	1,075,847	23,313,348	2,433,989
Political subdivision	10,189,878	1,990,227	1,966,993	783,007	12,156,871	2,773,234
Hybrid securities	1,754,632	743,894	—	—	1,754,632	743,894

Total	$781,393,361	$138,540,774	$62,306,033	$28,222,004	$843,699,394	$166,762,778

	Less than One Year		One Year or More		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
Industries and miscellaneous	$59,336,844	$1,620,699	$16,996,425	$1,495,248	$76,333,269	$3,115,947
Special revenue/assessment obligations	12,588,143	182,781	—	—	12,588,143	182,781
U.S. government	6,379,411	85,070	—	—	6,379,411	85,070
Political subdivision	2,736,470	13,530	—	—	2,736,470	13,530

Total	$81,040,868	$1,902,080	$16,996,425	$1,495,248	$98,037,293	$3,397,328

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2022, 68 securities were in an unrealized capital loss position one year or more with an average credit rating off A3 and were 95% investment grade. As of December 31, 2022, 503 securities were in an unrealized capital loss position less than one year with an average credit rating of A2 and were 100% investment grade. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2022.

There were no net realized capital losses for the years ended December 31, 2022 and 2021 resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows.

Proceeds and the gross realized capital gains (losses) from the sales or disposals of bonds and common stocks-unaffiliated resulting in gross realized capital gains (losses) for the years ended December 31, were as follows:

	2022	2021	2020
Proceeds from sales or disposals:
Bonds	$69,709,195	$64,304,805	$51,846,078

Common stocks—unaffiliated	$638,586	$—	$—

Net realized capital gain (loss):
Bonds:
Gross realized capital gain from sales or other disposals	$274,432	$3,068,410	$3,014,209
Gross realized capital loss from sales or other disposals	(5,613,572)	(69,382)	(42,598)
OTTI gain (loss)	—	—	(6,472)

Net realized capital gain (loss) of bonds	$(5,339,140)	$2,999,028	$2,965,139

Common stocks—unaffiliated:
Gross realized capital gain from sales or other	$70,674	$—	$—
Gross realized capital loss from sales or other	—	—	—
OTTI gain (loss)	(209,801)	—	—

Net realized capital gain (loss) of common stocks—unaffiliated	$(139,127)	$—	$—

Bond income due and accrued of $380,553 and $342,600 related to bonds in default was excluded from net investment income and amortization of IMR during the years ended December 31, 2022 and 2021, respectively.

Redeemable Preferred Stocks—The Company held redeemable preferred stocks of one issuer with a carrying value of $1,423,700 as of December 31, 2022 and 2021 and fair value of $1,399,212 and $1,536,457 as of December 31, 2022 and 2021, respectively. There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of redeemable preferred stocks for the years ended December 31, 2022 and 2021.

Common Stocks-Unaffiliated—There was no unrealized capital losses and $209,801 net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the year ended December 31, 2022. There was no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the year ended 2021.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the United States (“U.S.”). The Company’s investments in mortgage loans are held through a participation agreement with United of Omaha. There were no new commercial loans purchased in 2022. During 2021, the minimum and maximum lending rates for commercial mortgage loans were 3.67%. During 2022 and 2021, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 60% and 67%, respectively.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $15,033,545 and $20,882,450 as of December 31, 2022 and 2021, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2022 or 2021.

The Company’s mortgage loan portfolio includes 18 and 19 loan originators as of December 31, 2022 and December 31, 2021, respectively. Mortgage loan participation purchased from one loan originator comprise of approximately 22% and 28% of the portfolio book value as of December 31, 2022 and 2021, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California and Virginia, with 17% and 11% of the portfolio, respectively, as of December 31, 2022, and California and Ohio with 16% and 11% of the portfolio, respectively, as of December 31, 2021.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process. The Company monitors the credit quality for the insurance segment’s residential loans by reviewing payment activity monthly.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2022	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$40,290,824	$1,901,590	$120,921	$42,313,335
65% to 75%	—	—	—	—
Greater than 75%	—	—	—	—

Total	$40,290,824	$1,901,590	$120,921	$42,313,335

	Debt Service Coverage Ratios
2021	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$48,001,069	$2,046,270	$520,908	$50,568,247
65% to 75%	1,242,614	—	—	1,242,614
Greater than 75%	—	—	—	—

Total	$49,243,683	$2,046,270	$520,908	$51,810,861

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2022 and 2021. The recorded investment for loans where the interest rate was reduced was $1,446,206 and $1,532,453 as of December 31, 2022 and 2021, respectively. For the year ended December 31, 2022, the number of loans impacted and the average interest rate reduction was 3 loans and 0.22%, respectively. For the year ended December 31, 2021, the number of loans impacted, and the average interest rate reduction was 2 loans and 1.80%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2022	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$229,230	$229,230	0.02%	0.02%

			Percentage
2021	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$228,966	$228,966	0.02%	0.02%

Net Investment Income and Amortization of IMR—The sources of net investment income (loss) and amortization of IMR for the years ended December 31, were as follows:

	2022	2021	2020
Bonds	$39,235,732	$40,099,920	$39,619,235
Preferred stocks	57,945	57,945	130,297
Mortgage loans	2,069,059	3,005,376	3,491,817
Contract loans	1,806,259	1,886,798	1,911,050
Cash	26,719	748	11,098
Short—term investments	204,819	19,827	29,614
Other	294,624	424,438	30,054

Gross investment income	43,695,157	45,495,052	45,223,165
Amortization of IMR	90,903	84,887	(189,311)
Investment expenses	(703,632)	(788,750)	(911,932)

Net investment income and amortization of IMR	$43,082,428	$44,791,189	$44,121,922

3.	STRUCTURED SECURITIES

The carrying value and fair value of structured securities, by type, as of December 31, were as follows:

2022	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
MBS:
Commercial	$26,241,858	$11,148	$1,718,035	$24,534,971
Residential	62,568,103	5,101	8,741,807	53,831,397

	88,809,961	16,249	10,459,842	78,366,368
Other ABS	45,889,960	1,872	4,178,225	41,713,607

Total	$134,699,921	$18,121	$14,638,067	$120,079,975

2021	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
MBS:
Commercial	$34,747,112	$1,961,150	$19,931	$36,688,331
Residential	81,211,239	5,225,060	75,981	86,360,318

	115,958,351	7,186,210	95,912	123,048,649
Other ABS	45,801,988	1,571,355	207,909	47,165,434

Total	$161,760,339	$8,757,565	$303,821	$170,214,083

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$23,463,781	$1,485,243	$743,837	$232,792	$24,207,618	$1,718,035
Residential	51,147,533	7,665,960	2,500,271	1,075,847	53,647,804	8,741,807

	74,611,314	9,151,203	3,244,108	1,308,639	77,855,422	10,459,842
Other ABS	33,346,906	2,547,901	8,080,370	1,630,324	41,427,276	4,178,225

Total	$107,958,220	$11,699,104	$11,324,478	$2,938,963	$119,282,698	$14,638,067

	Less than One Year		One Year or More		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$954,053	$19,931	$—	$—	$954,053	$19,931
Residential	3,465,070	75,981	—	—	3,465,070	75,981

	4,419,123	95,912	—	—	4,419,123	95,912
Other ABS	7,709,404	102,546	2,786,044	105,363	10,495,448	207,909

Total	$12,128,527	$198,458	$2,786,044	$105,363	$14,914,571	$303,821

A portion of the Commercial and Residential MBS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2022 and 2021, 67% and 80%, respectively, of the carrying value of Residential MBS portfolio was guaranteed by a government agency. As of December 31, 2022 and 2021, 64% and 71%, respectively, of the carrying value of commercial MBS portfolio was guaranteed by a government agency.

There was no OTTI on loan-backed and structured securities related to the intent to sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis, or based on the present value of future cash flows expected to be less than amortized cost basis of the security during 2022 and 2021.

The aggregate amount of prepayment penalties and acceleration fees in bonds, including loan-backed and structured securities, recognized in net investment income and amortization of IMR as of December 31, 2022 and 2021 was $264,448 and $1,790,727, from 3 and 13 CUSIPs, respectively.

4.	FAIR VALUE MEASUREMENTS

The categorization of fair value measurements determined on a recurring basis, by input level, as of December 31, was as follows:

2022	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Separate Accounts	$17,548,930	$30,224,612	$—	$47,773,542

2021	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks—unaffiliated	$288,399	$—	$—	$288,399
Separate accounts	38,524,567	21,872,015	—	60,396,582

Total	$38,812,966	$21,872,015	$—	$60,684,981

A description of the significant inputs and valuation techniques used to determine fair value for level 2 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

Separate Accounts—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services and non-binding broker quotations. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available, and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Fair Value of Financial Instruments—The carrying value, fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2022	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$1,039,172,750	$874,058,439	$—	$871,012,833	$3,045,606	$—
Redeemable preferred stocks	$1,423,700	$1,399,212	$—	$1,399,212	$—	$—
Mortgage loans	$42,313,335	$38,673,263	$—	$—	$38,673,263	$—
Contract loans	$34,448,932	$34,448,932	$—	$—	$—	$34,448,932
Cash	$12,950,803	$12,950,803	$12,950,803	$—	$—	$—
Other invested assets—surplus notes	$9,175,148	$6,223,866	$—	$6,223,866	$—	$—
Financial liabilities:
Deposit—type contracts	$9,623,596	$9,285,256	$—	$—	$9,285,256	$—

2021	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$987,172,032	$1,078,031,634	$—	$1,063,587,446	$14,444,188	$—
Redeemable preferred stocks	$1,423,700	$1,536,457	$—	$1,536,457	$—	$—
Common stocks—unaffiliated	$288,399	$288,399	$288,399	$—	$—	$—
Mortgage loans	$51,810,861	$55,230,080	$—	$—	$55,230,080	$—
Contract loans	$34,416,834	$34,416,834	$—	$—	$—	$34,416,834
Cash	$14,548,052	$14,548,052	$14,548,052	$—	$—	$—
Other invested assets—surplus notes	$5,562,729	$5,527,183	$—	$—	$5,527,183	$—
Financial liabilities:
Deposit—type contracts	$10,497,776	$10,482,248	$—	$—	$10,482,248	$—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds—Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Redeemable Preferred Stocks—Fair values for redeemable preferred stocks are based on market value, where available. For redeemable preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

Common Stocks-Unaffiliated—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets.

Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2022 and 2021, the effective interest rate was 5.34% and 5.39%, respectively.

Cash—The carrying value for cash approximates fair value.

Other Invested Assets-Surplus Notes—Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.

Deposit-Type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying value for all other deposit-type contracts approximates fair value.

5.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2022, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Trust; Mutual of Omaha Holdings and its subsidiaries; Omaha Medicare Advantage; OFHI and certain of its subsidiaries including MCDC; Mutual of Omaha Mortgage and its subsidiary Review Counsel; Omaha Health; Omaha Supplemental; and United of Omaha and certain of its subsidiaries including Medicare Advantage Company; Mutual Structured Settlement; Omaha Re; United DMLT Trust; and United World. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2022 and 2021.

Federal income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2022	2021	2020
Current federal income tax (benefit)	$2,812,083	$560,729	$1,864,479
Federal income tax (benefit) on net realized capital gain (loss)	(1,052,549)	1,041,236	842,119

Total federal income tax (benefit)	1,759,534	1,601,965	2,706,598
Change in net deferred income tax	(1,316,243)	4,469,521	(2,842,538)

Total federal income tax (benefit) incurred	$443,291	$6,071,486	$(135,940)

Reconciliations between federal income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2022	2021	2020
Net income (loss) from operations before federal income tax (benefit) and net realized capital gain (loss)	$6,465,374	$24,926,437	$(2,788,534)
Net realized capital gain (loss) before federal income tax (benefit) and transfers to (from) IMR	(5,478,268)	2,999,028	2,965,136

Total pre—tax income (loss)	987,106	27,925,465	176,602
Statutory tax rate	21%	21%	21%

Expected federal income tax (benefit) incurred	207,292	5,864,348	37,086
Amortization of IMR	(19,090)	(17,826)	39,755
Nonadmitted tax assets in surplus	(13,705)	(97,669)	(150,090)
Reserve adjustments to surplus	325,146	348,473	(15,741)
Other	(56,352)	(25,840)	(46,950)

Total federal income tax (benefit) at effective tax rate	$443,291	$6,071,486	$(135,940)

There were no net operating loss carryforwards, as of December 31, 2022.

The following income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

Ordinary	Capital	Total	Year
XXX	$—	$—	2022
XXX	1,041,236	1,041,236	2021
XXX	715,965	715,965	2020

XXX	$1,757,201	$1,757,201

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2022
	Ordinary	Capital	Total
Gross DTA	$39,891,760	$—	$39,891,760
Nonadmitted DTA	(30,077,733)	—	(30,077,733)

Net admitted DTA	9,814,027	—	9,814,027
DTL	(4,924,326)	—	(4,924,326)

Net DTA (DTL)	$4,889,701	$—	$4,889,701

	2021
	Ordinary	Capital	Total
Gross DTA	$40,403,689	$102,756	$40,506,445
Nonadmitted DTA	(28,788,023)	(80,553)	(28,868,576)

Net admitted DTA	11,615,666	22,203	11,637,869
DTL	(6,730,295)	(22,203)	(6,752,498)

Net DTA (DTL)	$4,885,371	$—	$4,885,371

The Company has admitted DTAs as of December 31, as follows:

	2022
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$4,889,701	$—	$4,889,701

1. Adjusted gross DTA expected to be realized following the balance sheet date	$4,889,701	$—	$4,889,701
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	11,307,602
Adjusted gross DTA that can be offset against DTL	4,924,326	—	4,924,326

DTA admitted as the result of application of SSAP No. 101	$9,814,027	$—	$9,814,027

	2021
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$4,885,371	$—	$4,885,371

1. Adjusted gross DTA expected to be realized following the balance sheet date	$4,885,371	$—	$4,885,371
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	10,427,973
Adjusted gross DTA that can be offset against DTL	6,730,295	22,203	6,752,498

DTA admitted as the result of application of SSAP No. 101	$11,615,666	$22,203	$11,637,869

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 512% and 610% as of December 31, 2022 and 2021, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $82,941,170 and $77,481,784 as of December 31, 2022 and 2021, respectively.

The Company has not utilized an income tax planning strategy for the realization of the DTA for 2022 or 2021.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2022	2021	Change
DTA:
Ordinary:
Policy reserves	$28,620,881	$29,964,715	$(1,343,834)
Deferred acquisition costs	10,426,570	9,625,787	800,783
Compensation and benefit accruals	295,289	307,004	(11,715)
Nonadmitted assets	4,286	261,869	(257,583)
Other	544,734	244,314	300,420

Subtotal	39,891,760	40,403,689	(511,929)
Nonadmitted DTA	(30,077,733)	(28,788,023)	(1,289,710)

Admitted ordinary DTA	9,814,027	11,615,666	(1,801,639)

Capital:
Investments	—	102,756	(102,756)

Nonadmitted capital DTA	—	(80,553)	80,553

Admitted DTA	9,814,027	11,637,869	(1,823,842)

DTL:
Ordinary:
Investments	(988,991)	(1,102,846)	113,855
Policy reserves	(3,798,252)	(5,503,666)	1,705,414
Other	(137,083)	(123,783)	(13,300)

Subtotal	(4,924,326)	(6,730,295)	1,805,969

Capital:
Investments	—	(22,203)	22,203
Subtotal	—	(22,203)	22,203

DTL	(4,924,326)	(6,752,498)	1,828,172

Net admitted DTA	$4,889,701	$4,885,371	$4,330

The change in net deferred income tax, exclusive of nonadmitted assets reported separately from the change in net deferred income tax in surplus, during the years ended December 31, was comprised of the following:

	2022	2021	Change
DTA	$39,891,760	$40,506,445	$(614,685)
DTL	(4,924,326)	(6,752,498)	1,828,172

Net DTA	$34,967,434	$33,753,947	1,213,487

Tax effect of unrealized capital gain (loss)			102,756

Change in net deferred income tax			$1,316,243

	2021	2020	Change
DTA	$40,506,445	$44,635,569	$(4,129,124)
DTL	(6,752,498)	(6,400,395)	(352,103)

Net DTA	$33,753,947	$38,235,174	(4,481,227)

Tax effect of unrealized capital gain (loss)			11,706

Change in net deferred income tax			$(4,469,521)

6.	RELATED PARTY INFORMATION

Effective November 17, 2022, the Company renewed a $23,000,000 bilateral unsecured revolving credit note from Mutual of Omaha. As of December 31, 2022 and 2021, there were no outstanding borrowings due from the Company under this agreement.

Effective November 17, 2022, the Company renewed a $23,000,000 bilateral unsecured revolving credit note to Mutual of Omaha, which is substantially similar to the agreement held in the prior year. The interest rates for borrowings under this agreement were from 0.19% to 4.43% as of December 31, 2022. As of December 31, 2022 and 2021, there were no outstanding borrowings due to the Company under this agreement.

The Company recorded a $10,000,000 capital contribution from United of Omaha as a receivable from parent and affiliates as of December 31, 2020, which was subsequently settled in cash on February 1, 2021.

The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis in the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skill and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha, on behalf of the Company, are generally usually settled within 30 days. Amounts due for these services are included in receivables from parent and affiliates on the statutory statements of admitted assets, liabilities, and surplus.

Certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The Company had net payments from affiliates of $9,522,794 and $6,790,369 for the years ended December 31, 2022 and 2021, respectively.

7.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company cedes group and individual life insurance to United of Omaha. The Company also cedes individual accident and health insurance to Mutual of Omaha.

Scottish Re (U.S.) (“SRUS”) is a reinsurer of the Company on four ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. As of December 31, 2022, there is not an approved rehabilitation plan in place. Management has estimated a range of potential loss based on current information available and has estimated $700,000 to be uncollectible.

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the years ended December 31, 2022 or 2021.

8.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan and a 401(k) defined-contribution plan sponsored by its ultimate parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2022	2021	2020
Defined—benefit pension plan	$50,402	$73,142	$99,348
401(k) defined—contribution plan	$449,373	$402,047	$442,847

9.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned deficit represented by each item below as of December 31, was as follows:

	2022	2021	2020
Unrealized capital gain (loss)	$—	$(386,558)	$(430,593)
Nonadmitted assets	$(31,389,982)	$(30,115,564)	$(34,347,235)
Reinsurance in unauthorized companies	$(659)	$(3,976)	$(21,339)
AVR	$(7,552,664)	$(6,458,007)	$(6,689,668)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Superintendent of the NYDFS. As of December 31, 2022, no dividend is allowed without approval due to the Company carrying an unassigned deficit.

10.	COMMITMENTS AND CONTINGENCIES

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

11.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT—TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For plans of insurance with a substandard underwriting class and for policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

As of December 31, 2022 and 2021, the Company had $1,128,783,915 and $1,216,336,131, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standards set by the NYDFS. Reserves to cover the above insurance totaled the gross amount of $82,068,619 and $84,439,558 as of December 31, 2022 and 2021, respectively.

In 2022, the Company made the following reserve change with a corresponding change to operations:

•	Decreased Regulation 126 and Regulation 147 asset adequacy reserves in compliance with NYDFS cash flow testing methodology requirements and prescribed conditions resulting in a decrease of $5,000,000.

In 2022, the Company made the following reserve changes with a corresponding change to surplus:

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under New York Regulation 147 and are commonly referred to as “X factors” resulting in a decrease in reserves of $3,024,917.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in an increase in reserve of $1,124,556.

•	Changed the CRVM expense allowance calculation method for traditional life policies from adjusted curtate to continuous resulting in an increase in reserves of $499,982.

In 2021, the Company made the following reserve changes with a corresponding change to operations:

•

Excluding the $7,200,000 net increase in Regulation 147 asset adequacy reserves included below, there was a $22,300,000 decrease in life insurance contract and annuity reserves for Regulation 126 and Regulation 147 asset adequacy reserves. Other changes to the Regulation 147 component of the asset adequacy reserves are offsets to formula reserve changes for the universal life business subject to that testing and are included below. The total net decrease in asset adequacy reserves was $15,100,000.

•

Implemented a new actuarial platform for universal life reserves which resulted in a net increase in life insurance contract and annuity reserves of $600,000. This net increase is comprised of an increase in formula reserves of $6,000,000 mostly offset by a decrease in Regulation 147 asset adequacy reserves of $5,400,000.

In 2021, the Company made the following reserve change with a corresponding change to surplus:

•

Updated the no lapse premium definition for the reserve calculation for universal life policies with active secondary guarantees from continuous to annual, resulting in a net decrease in life insurance contract and annuity reserves of $1,659,396. The net decrease is comprised of a decrease in formula reserves of $14,259,386 mostly offset by an increase in Regulation 147 asset adequacy reserves of $12,600,000.

In 2020, the Company made the following reserve changes with a corresponding change to operations:

•	A $3,100,000 increase in asset adequacy reserves for Regulation 126 and Regulation 147.

•

Applied New York Regulation 147 Amendment 5 to the ceded YRT reserves for 2015 and later issues of 2001 CSO term plans where it had only been applied to base plans previously, resulting in an increase in life insurance contract and annuity reserves of $314,816.

In 2020, the Company made the following reserve change with a corresponding change to surplus:

•

Changed the active waiver of premium reserve for term plans from using guaranteed premiums to using current premiums resulting in a decrease in life insurance contract and annuity reserves of $508,411.

12.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT—TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2022	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$392	$—	$392	—%
At book value less current surrender charge of 5% or more	10,997,293	—	10,997,293	7.6
At fair value	—	2,784,651	2,784,651	1.9

Total with adjustment or at fair value	10,997,685	2,784,651	13,782,336	9.5
At book value without adjustment (minimal or no charge)	110,558,593	—	110,558,593	76.4
Not subject to discretionary withdrawal	20,436,706	36,962	20,473,668	14.1

Gross total	141,992,984	2,821,613	144,814,597	100.0%

Reinsurance ceded	99,449,731	—	99,449,731

Net total	$42,543,253	$2,821,613	$45,364,866

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$13,777,344	$—	$13,777,344	10.3%
At book value without adjustment (minimal or no charge)	523,093	—	523,093	0.4
Not subject to discretionary withdrawal	119,748,182	—	119,748,182	89.3

Gross total	134,048,619	—	134,048,619	100.0%

Reinsurance ceded	470,784	—	470,784

Net total	$133,577,835	$—	$133,577,835

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$2,499,262	$—	$2,499,262	4.7%
At fair value	—	43,430,491	43,430,491	81.9

Total with adjustment or at fair value	2,499,262	43,430,491	45,929,753	86.6
At book value without adjustment (minimal or no charge)	3,451,271	—	3,451,271	6.5
Not subject to discretionary withdrawal	3,673,063	—	3,673,063	6.9

Gross and net total	$9,623,596	$43,430,491	$53,054,087	100.0%

2021	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$38,141	$—	$38,141	—%
At book value less current surrender charge of 5% or more	12,499,571	—	12,499,571	8.2
At fair value	—	3,953,008	3,953,008	2.6

Total with adjustment or at fair value	12,537,712	3,953,008	16,490,720	10.8
At book value without adjustment (minimal or no charge)	115,497,124	—	115,497,124	75.5
Not subject to discretionary withdrawal	20,918,006	60,230	20,978,236	13.7

Gross total	148,952,842	4,013,238	152,966,080	100.0%

Reinsurance ceded	103,467,840	—	103,467,840

Net total	$45,485,002	$4,013,238	$49,498,240

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$15,210,182	$—	$15,210,182	13.9%
At book value without adjustment (minimal or no charge)	512,976	—	512,976	0.5
Not subject to discretionary withdrawal	93,565,463	—	93,565,463	85.6

Gross total	109,288,621	—	109,288,621	100.0%

Reinsurance ceded	461,678	—	461,678

Net total	$108,826,943	$—	$108,826,943

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$2,892,537	$—	$2,892,357	4.5%
At fair value	—	53,370,978	53,370,978	83.6

Total with adjustment or at fair value	2,892,357	53,370,978	56,263,335	88.1
At book value without adjustment (minimal or no charge)	3,114,917	—	3,114,917	4.9
Not subject to discretionary withdrawal	4,490,502	—	4,490,502	7.0

Gross and net total	$10,497,776	$53,370,978	$63,868,754	100.0%

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party.

As of December 31, 2022 and 2021, there were no annuity or deposit-type contract reserves included in book value less current surrender charge of 5% or more that will move book value without adjustment for the first time within the year after the statutory-basis financial date. There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2022 and 2021.

The following information is obtained from the applicable exhibits in the Company’s annual statement which was filed with the NYDFS and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2022	2021
Life, accident, and health annual statement:
Exhibit 5, Annuities section—net total	$175,512,715	$153,689,593
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	608,373	622,352
Exhibit 7, Deposit—type Contracts, Line 14—net total	9,623,596	10,497,776

Subtotal	185,744,684	164,809,721

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	2,821,613	4,013,238
Page 3, Line 2, Column 3—Other Contract Deposit Funds	43,430,491	53,370,978

Total	$231,996,788	$222,193,937

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2022	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,416,198	$1,530,620
Universal life	36,662,120	36,644,212	37,559,548
Universal life with secondary guarantees	207,131,497	200,107,507	418,852,832
Indexed universal life with secondary guarantees	2,815,124	2,087,047	2,353,971
Other permanent cash value life insurance	—	160,858,999	197,684,663
Variable universal life	480,732	480,722	480,736
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	95,111,358
Accidental death benefits	N/A	N/A	389,408
Disability—active lives	N/A	N/A	1,359,280
Disability—disabled lives	N/A	N/A	5,584,532
Miscellaneous reserves	N/A	N/A	98,725,254

Gross total	247,089,473	401,594,685	859,632,202
Reinsurance ceded	2,738,118	2,177,141	37,124,768
Net total	$244,351,355	$399,417,544	$822,507,434

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,273,746	$1,273,746	$1,273,746

2021	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,443,322	$1,655,647
Universal life	39,823,974	39,807,763	40,543,640
Universal life with secondary guarantees	211,540,892	198,508,203	401,094,550
Indexed universal life with secondary guarantees	2,535,856	1,699,899	2,075,773
Other permanent cash value life insurance	—	152,753,821	187,005,588
Variable universal life	470,498	470,499	470,512
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	94,712,581
Accidental death benefits	N/A	N/A	368,899
Disability—active lives	N/A	N/A	1,367,363
Disability—disabled lives	N/A	N/A	5,360,254
Miscellaneous reserves	N/A	N/A	105,743,691

Gross total	254,371,220	394,683,507	840,398,498
Reinsurance ceded	2,752,768	2,000,407	38,543,146

Net total	$251,618,452	$392,683,100	$801,855,352

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,512,072	$1,512,072	$1,512,072

As of December 31, 2022 and 2021, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2022 and 2021.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2022	2021
Life, accident, and health annual statement:
Exhibit 5, Life Insurance section—net total	$719,246,701	$691,596,653
Exhibit 5, Accidental Death Benefits section—net total	389,398	368,899
Exhibit 5, Disability—Active Lives section—net total	1,359,228	1,367,363
Exhibit 5, Disability—Disabled Lives section—net total	2,872,257	2,850,446
Exhibit 5, Miscellaneous Reserves section—net total	98,639,850	105,671,991

Subtotal	822,507,434	801,855,352
Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	1,273,746	1,512,072

Total	$823,781,180	$803,367,424

13.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first—year business	$4,058,345	$64,138	$4,673,097	$74,710
Ordinary renewal	15,883,655	11,055,501	14,990,687	11,222,449
Group life	(1,667,002)	(1,694,708)	(1,607,417)	(1,632,046)

Total	$18,274,998	$9,424,931	$18,056,367	$9,665,113

14.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into a separate account and the assets are legally insulated from the general account as of December 31.

Product	State of Statute	2022	2021
Fund B—Variable universal life	N.Y.ISC. LAW Article 42 Section 4240	$1,273,747	$1,512,074
Fund C—Variable annuity	N.Y.ISC. LAW Article 42 Section 4240	2,822,467	4,013,444
Fund K—401k	N.Y.ISC. LAW Article 42 Section 4240	43,797,252	54,966,400

Total		$47,893,466	$60,491,918

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2022	2021
Premiums, considerations, and deposits	$22,669,498	$25,762,750

Reserves subject to discretionary withdrawal—fair value	$47,525,851	$58,896,288

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$69,605	128,121
Transfers from separate accounts	(540,046)	(280,437)

Net transfers of the general account	(470,441)	(152,316)
Reinsurance of separate account business	470,441	152,316

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2022 and 2021.

15.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 through April 12, 2023, the date these financial statements were available to be issued. The Company continues to evaluate its exposure to the banking sector and will follow its existing processes for determining any potential investment impairments. The Company does not currently expect any investment impairments in this sector to be material. No other material subsequent events have been identified.

******

SUPPLEMENTAL SCHEDULES

Deloitte & Touche LLP
1100 Capitol Ave., Suite 300
Omaha, NE 68102-1113
USA
Tel: 1-402-346-7788
www.deloitte.com

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTAL SCHEDULES

To the Board of Directors

Companion Life Insurance Company

Hauppauge, New York

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory financial statements. These schedules are the responsibility of Companion Life Insurance Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory financial statements as a whole.

April 12, 2023

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Investment income earned:
U.S. government bonds	$1,197,201
Other bonds (unaffiliated)	38,038,531
Bonds of affiliates	—
Preferred stocks (unaffiliated)	57,945
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	2,069,059
Real estate	—
Contract loans	1,806,259
Cash	26,719
Short—term investments	204,819
Other invested assets	287,818
Derivative instruments	—
Aggregate write—ins for investment income	6,806

Gross investment income	$43,695,157

Real estate owned—book value less encumbrances	$—

Mortgage loans—book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	42,313,335

Total mortgage loans	$42,313,335

Mortgage loans by standing—book value:
Good standing	$42,110,910

Good standing with restructured terms	$202,425

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long—term assets—statement value	$9,175,148

Collateral loans	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$—

Preferred stocks	$—

Common stocks	$—

Bonds and short—term investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$38,050,283
Over 1 year and through 5 years	143,285,102
Over 5 years through 10 years	151,316,125
Over 10 years through 20 years	226,429,039
Over 20 years	480,092,201

Total by maturity	$1,039,172,750

Bonds and short—term investments by NAIC designation—statement value:
NAIC 1	$662,364,766
NAIC 2	371,462,726
NAIC 3	4,751,478
NAIC 4	237,046
NAIC 5	356,734
NAIC 6	—

Total by NAIC designation	$1,039,172,750

Total bonds publicly traded	$644,268,340

Total bonds privately placed	$394,904,410

Preferred stocks—statement value	$1,423,700

Common stocks	$—

Short—term investments—book value	$—

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$—

Future contracts open—current value	$—

Cash on deposit	$12,950,803

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Life insurance in force (in thousands):
Industrial	$—

Ordinary	$9,376,118

Credit life	$—

Group life	$11,807,822

Amount of accidental death insurance in force under ordinary policies (in thousands):	$131,192

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$447,129

Credit life	$—

Group life	$—

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$3,274,069

Income payable	$83,731

Ordinary—involving life contingencies:
Income payable	$56,682

Group—not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Annuities:
Ordinary—immediate:
Income payable	$3,994,357

Ordinary—deferred:
Fully paid account balance	$26,535,633

Not fully paid account balance	$80,507,954

Group:
Income payable	$8,940,722

Fully paid account balance	$30,819,197

Not fully paid account balance	$470,454

Accident and health insurance—premiums in force:
Other	$—

Group	$—

Credit	$—

Deposit funds:
Account balance	$6,135,691

Dividend accumulations:
Account balance	$213,836

Claim payments 2022:
Group accident and health—year ended December 31, 2022:
2022	$—

2021	$—

2020	$—

2019	$—

2018	$—

2017 and prior	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Claim payments 2022 (continued):
Other accident and health—year ended December 31, 2022:
2022	$—

2021	$—

2020	$—

2019	$—

2018	$—

2017 and prior	$—

Other coverages that use developmental methods to calculate claim reserves—year ended December 31, 2022:
2022	$—

2021	$—

2020	$—

2019	$—

2018	$—

2017 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2022 OF THE Companion Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	26,063,541	2.287	26,063,541	0	26,063,541	2.287
1.02 All other governments	0	0.000	0	0	0	0.000
1.03 U.S. states, territories and possessions, etc. guaranteed	0	0.000	0	0	0	0.000
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	15,262,423	1.339	15,262,423	0	15,262,423	1.339
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	143,080,221	12.555	143,080,221	0	143,080,221	12.555
1.06 Industrial and miscellaneous	852,268,036	74.787	852,268,036	0	852,268,036	74.787
1.07 Hybrid securities	2,498,527	0.219	2,498,527	0	2,498,527	0.219
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	1,039,172,750	91.188	1,039,172,750	0	1,039,172,750	91.188
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	1,423,700	0.125	1,423,700	0	1,423,700	0.125
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	1,423,700	0.125	1,423,700	0	1,423,700	0.125
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	0	0.000	0	0	0	0.000
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	42,313,335	3.713	42,313,335	0	42,313,335	3.713
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	42,313,335	3.713	42,313,335	0	42,313,335	3.713
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	12,950,803	1.136	12,950,803	0	12,950,803	1.136
6.02 Cash equivalents (Schedule E, Part 2)	0	0.000	0	0	0	0.000
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	12,950,803	1.136	12,950,803	0	12,950,803	1.136
7. Contract loans	34,458,548	3.024	34,448,932	0	34,448,932	3.023
8. Derivatives (Schedule DB)	0	0.000	0	0	0	0.000
9. Other invested assets (Schedule BA)	9,175,148	0.805	9,175,148	0	9,175,148	0.805
10. Receivables for securities	102,926	0.009	102,926	0	102,926	0.009
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000

13. Total invested assets	1,139,597,209	100.000	1,139,587,593	0	1,139,587,593	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022

(To Be Filed by April 1)

Of The Companion Life Insurance Company

ADDRESS (City, State and Zip Code) Melville , NY 11747

NAIC Group Code 0261          NAIC Company Code 62243          Federal Employer’s Identification Number (FEIN) 13-1595128

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement $ 1,176,637,675

2.	Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	Federal National Mortgage Association	CMO, MBS	$27,118,072	2.3%
2.02	University of California	Municipal	$13,064,939	1.1%
2.03	Apple Inc.	Bonds	$11,767,153	1.0%
2.04	The Port Authority of New York and New Jersey	Municipal	$10,772,272	0.9%
2.05	Temasek Financial (I) Limited	Bonds	$9,884,808	0.8%
2.06	Federal Home Loan Mortgage Corporation	CMO	$9,648,784	0.8%
2.07	New Jersey Natural Gas Company	Bonds	$8,000,000	0.7%
2.08	DTE Electric Company	Bonds	$7,798,223	0.7%
2.09	Wells Fargo & Company	Bonds	$6,812,212	0.6%
2.10	The New York and Presbyterian Hospital	Bonds	$6,669,285	0.6%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$662,364,766	56.3%	3.07	NAIC 1	$1,423,700	0.1%
3.02	NAIC 2	$371,462,726	31.6%	3.08	NAIC 2	$0	0.0%
3.03	NAIC 3	$4,751,478	0.4%	3.09	NAIC 3	$0	0.0%
3.04	NAIC 4	$237,046	0.0%	3.10	NAIC 4	$0	0.0%
3.05	NAIC 5	$356,734	0.0%	3.11	NAIC 5	$0	0.0%
3.06	NAIC 6	$0	0.0%	3.12	NAIC 6	$0	0.0%

4.	Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐	No ☒
If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02 Total admitted assets held in foreign investments	$121,514,826	10.3%
4.03 Foreign-currency-denominated investments	$0	0.0%
4.04 Insurance liabilities denominated in that same foreign currency	$0	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Companion Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

	1	2
5.01 Countries designated NAIC-1	$121,514,826	10.3%
5.02 Countries designated NAIC-2	$0	0.0%
5.03 Countries designated NAIC-3 or below	$0	0.0%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

	1	2
Countries designated NAIC - 1:
6.01 Country 1: Australia	$37,580,842	3.2%
6.02 Country 2: United Kingdom	$21,837,815	1.9%
Countries designated NAIC - 2:
6.03 Country 1:	$0	0.0%
6.04 Country 2:	$0	0.0%
Countries designated NAIC - 3 or below:
6.05 Country 1:	$0	0.0%
6.06 Country 2:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

	1	2
8.01 Countries designated NAIC-1	$0	0.0%
8.02 Countries designated NAIC-2	$0	0.0%
8.03 Countries designated NAIC-3 or below	$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	Temasek Financial (I) Limited	1FE	$9,884,808	0.8%
10.02	National Grid plc	2FE	$5,000,000	0.4%
10.03	Coöperatieve Rabobank U.A.	2FE	$4,656,357	0.4%
10.04	Stockland Trust Management Limited	1FE	$4,000,000	0.3%
10.05	Transurban Queensland Finance Pty Ltd	2FE	$4,000,000	0.3%
10.06	Takeda Pharmaceutical Company Limited	2FE	$3,695,669	0.3%
10.07	Shell International Finance B.V.	1FE	$3,153,190	0.3%
10.08	Commonwealth Bank of Australia	2FE	$3,078,256	0.3%
10.09	Ellevio AB (publ)	2FE	$3,000,000	0.3%
10.10	Compass Group PLC	1	$3,000,000	0.3%

SUPPLEMENT FOR THE YEAR 2022 OF THE Companion Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

	1	2
11.02 Total admitted assets held in Canadian investments	$0	0.0%
11.03 Canadian-currency-denominated investments	$0	0.0%
11.04 Canadian-denominated insurance liabilities	$0	0.0%
11.05 Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions Largest three investments with contractual sales restrictions:	$0	0.0%
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Companion Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities Largest three investments held in nonaffiliated, privately placed equities:	$0	0.0%
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests Largest three investments in general partnership interests:	$0	0.0%
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Companion Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes ☐ No ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial — DEER SPRINGS VILLAGE LLC	$1,900,750	0.2%
16.03	Commercial — CVOP ASSOCIATES LLC	$1,429,756	0.1%
16.04	Commercial — BHN LLC	$1,352,181	0.1%
16.05	Commercial — CE VERNON LLC	$1,341,781	0.1%
16.06	Commercial — WEST HAVEN PROPERTY DEVELOPMENT LLC	$1,341,781	0.1%
16.07	Commercial — ROSECRANS BUILDING PARTNERSHIP LP	$1,336,843	0.1%
16.08	Commercial — 310 SOUTH MAIN LLC	$1,300,617	0.1%
16.09	Commercial — PRICE CALIFORNIA AVENUE LLC	$1,249,643	0.1%
16.10	Commercial — SUNSET LAND COMPANY LLC	$1,230,138	0.1%
16.11	Commercial — JOHN LENIHAN PROPERTIES LLC	$1,217,248	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$202,424	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$0	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$42,313,335	3.6%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets? Yes ☐ No ☒

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18. Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? Yes ☐ No ☒

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans: Largest three investments held in mezzanine real estate loans:	$0	0.0%
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Companion Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End		1st Quarter	At End of Each Quarter 2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		1st Quarter	At End of Each Quarter 2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$0	0.0%	$0	$0	$0
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0